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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 March 5, 2002
                    ---------------------------------------
               Date of Report (Date of earliest event reported)


                              CONSOL Energy Inc.
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                        333-68987                         51-0337383
          --------                        ---------                         ----------
(State or other jurisdiction        (Commission File No.)          (IRS Employer Identification
     of incorporation)                                                         No.)

                                 Consol Plaza
                             1800 Washington Road
                        Pittsburgh, Pennsylvania  15241
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


              Registrant's telephone number, including area code:
                                (412) 831-4000
                   -----------------------------------------


                                 Not applicable
                ------------------------------------------------
          Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure.

          CONSOL Energy Inc. issued a press release on March 5, 2002 regarding the pricing of $250 million of 7.875% senior unsecured notes due on March 1, 2012. A copy of the press release is attached to this Form 8-K as Exhibit 99.1


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release of CONSOL Energy Inc. dated March 5,
                         2002.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CONSOL ENERGY INC.

                                         By: /s/ William J. Lyons
                                             -------------------------------
                                                 William J. Lyons
                                                 Senior Vice President and
                                                 Chief Financial Officer


Dated: March 6, 2002
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                                 EXHIBIT INDEX


99.1      Press Release of CONSOL Energy Inc. dated March 5, 2002.